                      FIFTH AMENDMENT TO CREDIT AGREEMENT
                                   AND WAIVER


         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is made and entered into as of the 23 day of December, 1999, by and between EDUTREK INTERNATIONAL, INC., a Georgia corporation ("Borrower"), the undersigned Guarantors party hereto (the "Guarantors") and FIRST UNION NATIONAL BANK ("Lender").


                                  WITNESSETH:


         WHEREAS, Borrower and Lender are a party to that certain Credit Agreement, dated as of March 25, 1999, as amended by a First Amendment to Credit Agreement dated May 27, 1999, by a Second Amendment to Credit Agreement and Waiver dated August 16, 1999, by a Third Amendment to Credit Agreement dated August 27, 1999 and by a Fourth Amendment to Credit Agreement and Waiver dated November 11, 1999 (as amended, the "Credit Agreement") pursuant to which Lender made available to Borrower a $10,000,000 revolving line of credit pursuant to the Facility A Commitment and a line of credit providing a maximum availability of $3,300,000 pursuant to the Facility B Commitment; and

         WHEREAS, Borrower has requested that the Lender extend the maturity of the Facility B Loans, to waive principal payments on the Facility B Loans prior to maturity, to waive certain Events of Default outstanding under the Credit Agreement and to make certain other modifications to the terms and conditions in the Credit Agreement; and

         WHEREAS, Lender is willing to agree to such amendments and modifications only if Borrower agrees that the Facility A Loans will be repayable on thirty (30) days notice, that the interest rate payable on the Facility B Loans be increased by one-half of one percent and that the Credit Agreement be further amended Agreement as set forth herein;

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

         2. AMENDMENTS. Subject to the conditions contained herein, the Credit Agreement is hereby amended as follows:

                  2.1. NEW DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by adding thereto in appropriate alphabetical order the following new definitions:

                           "Fifth Amendment" shall mean that certain Fifth
                  Amendment to Credit Agreement and Waiver, dated as of December ___, 1999, between Borrower and Lender.

                           "Fifth Amendment Effective Date" shall mean that
                  date on which all of the conditions precedent set forth in
                  Section 3 of the Fifth Amendment have been satisfied and the Fifth Amendment has become effective.

                           "Tax Refund" shall mean any and all tax refunds,
                  whether state, federal or otherwise, owing to any of the Credit Parties in respect of Borrower's tax year ending September 30, 1999, including, but not limited to, any refund payable in respect of any prior year payable as a result of the carryback to such prior year of the net operating loss of the Borrower and its Subsidiaries for the tax year ending September 30, 1999.

                  2.2. EXISTING DEFINITIONS. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Facility B Commitment," "Facility B Termination Date" and "Termination Date" and by substituting in lieu thereof the following new definitions of such terms:

                           "Facility B Commitment" means the obligation of the
                  Lender to make Loans to the Borrower pursuant to Section 2.1(b) hereof in an aggregate principal amount at any time outstanding not to exceed $2,299,360.

                           "Facility B Termination Date" means the earliest of
                  (a) May 1, 2000, (b) the date of termination by the Borrower pursuant to Section 2.5(a), (c) the Termination Date; and (d) the date of termination by the Lender pursuant to Section 11.2(a).

                           "Termination Date" means the earliest of (a) April
                  30, 2001, (b) thirty (30) days after demand for payment is made by Lender pursuant to Section 2.3(a) hereof (c) the date of termination by the Borrower pursuant to Section 2.5(a), and (d) the date of termination by the Lender pursuant to
                  Section 11.2(a).

                  2.3. REPAYMENT OF LOANS. Section 2.3 of the Credit Agreement is hereby amended by deleting subsections (a) and (b) thereof in their entirety, and substituting in lieu thereof a new subsections (a) and (b) to read as follows:

                           (a) Repayment of Facility A Loans. The Borrower shall repay the outstanding principal amount of all Facility A Loans in full, together with all accrued but unpaid interest thereon, on the earlier to occur of (i) the Termination Date and (ii) that date which is thirty (30) days after Lender delivers to Borrower a demand for payment.

                           (b) Repayment of Facility B Loans. The Borrower shall repay the Facility B Loans (i) by the amount of each Tax Refund received by any Credit Party, on the date of the receipt of any such Tax Refund; and (ii) the outstanding principal amount of all Facility B Loans in full, together with all accrued but unpaid interest thereon, on the Facility B Termination Date.

                  2.4. COMMITMENT REDUCTION. The Credit Agreement is hereby amended by deleting Section 2.5 thereof in its entirety, and substituting in lieu thereof the following new Section 2.5 to read as follows:

                  SECTION 2.5 Permanent Reduction of the Commitment.

                           (a) The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Lender, to permanently reduce, in whole at any time or in part from time to time, without premium or penalty, either the Facility A Commitment or the Facility B Commitment in an aggregate principal amount not less than $100,000 or any whole multiple of $10,000 in excess thereof.

                           (b)      The Facility A Commitment shall (i)
                  immediately upon any demand for payment made by Lender pursuant to Section 2.3(a) hereof, reduce to the amount of the outstanding principal balance of the Facility A Loans and
                  (ii) thirty (30) days after such demand for payment, reduce to zero.

                           (c) The Facility B Commitment shall reduce, on any date on which any Credit Party receives a Tax Refund, by an amount equal to such Tax Refund;

                           (d) Each permanent reduction permitted or required pursuant to this Section 2.5 shall be accompanied by a payment of principal sufficient to reduce the sum of the aggregate outstanding Facility A Loans plus the outstanding L/C Obligations after such reduction to the Facility A Commitment as so reduced and/or to reduce the sum of the aggregate outstanding Facility B Loans after such reduction to the Facility B Commitment as so reduced. Any reduction of the Commitment to zero shall be accompanied by payment of all outstanding Obligations (and furnishing of cash collateral satisfactory to the Lender for all L/C Obligations).

                  2.5. INTEREST RATE. Section 4.1 of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety, and substituting in lieu thereof a new subsection (a) to read as follows:

                           (a) Interest Rate. Subject to the provisions of this Section 4.1, (i) the aggregate principal amount of the Facility A Loans or any portion thereof shall bear interest at the LIBOR Market Index Rate plus 2.75%, as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate and (ii) the aggregate principal amount of the Facility B Loans shall bear interest at the Base Rate plus 2.50%, as that rate may change from day to day in accordance with changes in the Prime Rate or the Federal Funds Rate.

                  2.6. LETTERS OF CREDIT. Article 3 of the Credit Agreement is hereby amended by adding at the end thereof a new Section 3.7 to read as follows:

                           SECTION 3.7 Cash Collateral Account. With respect
                  to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time when either (a) a demand for payment is made pursuant to Section 2.3(b) or
                  (b) the Facility A Commitment is reduced to an amount that is less than the outstanding balance of the L/C Obligations, Borrower shall, not less than 30 days after such demand, in the case of demand for payment pursuant to Section 2.3(b), and at such time, in all other cases, deposit in a cash collateral account opened by the Lender an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Lender to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired, been terminated or been fully drawn upon, if any, shall be applied to repay the other Obligations. After all such Letters of Credit shall have expired, been terminated or been fully drawn upon, the Reimbursement Obligations shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower.

                  2.7. QUARTERLY RENT EXPENSE RATIO. Section 9.6 of the Credit Agreement is hereby amended by deleting such Section in its entirety, and substituting in lieu thereof a new Section 9.6 to read as follows:

                           SECTION 9.6 [Intentionally Omitted].

         3. WAIVERS. Effective on the Fifth Amendment Effective Date, Lender hereby waives Borrower's compliance with the Accounts Payable covenant set forth in Section 9.8 of the Credit Agreement for the months of January, February and March 2000.

         4. CONDITIONS PRECEDENT. The amendments and consents contained herein shall not become effective unless and until the Lender shall have received each of the following instruments, documents and agreements:

                  (a) this Amendment, duly executed and delivered by the Borrower and each Guarantor;

                  (b) a certificate from the chief executive officer or chief financial officer of the Borrower, in form and substance satisfactory to the Lender, to the effect that all representations and warranties of the Borrower contained in the Credit Agreement, this Amendment and the other Loan Documents are true, correct and complete; that giving effect to this Amendment the Borrower is not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; and that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

                  (c) a certificate of the secretary or assistant secretary of each Credit Party certifying that (i) the certificate or articles of incorporation and by-laws of such Credit Party, or the comparable organizational documents of such Credit Party, have not been amended, modified or supplemented since the Closing Date and (ii) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this Amendment and the other Amendment Documents to which it is a party, and ratifying the execution and delivery of the Second Amendment; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing the Amendment Documents to which it is a party;

                  (d) such documentation as may be satisfactory to Lender to perfect Lender's lien on all tax refunds, whether state, federal or otherwise, owing to any of the Credit Parties in respect of Borrower's fiscal year ending September 30, 1999, including, but not limited to, any refund payable in respect of any prior year payable as a result of the carryback to such prior year of the net operating loss of the Borrower and its subsidiaries for the fiscal year ending September 30, 1999;

                  (e) evidence satisfactory to Lender that the Bostic Note has been converted to shares of Class B common stock of Borrower, on the terms and conditions set forth in the Bostic Note or on such other terms and conditions as are satisfactory to Lender; and

                  (f) such other instruments, documents and agreements as the Lender may reasonably request.

         5. ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS. Each of the Guarantors hereby (a) acknowledges receipt of a copy of this Amendment and consents to, and agrees to be bound by, the terms and conditions thereof; (b) acknowledges and agrees that all obligations of the Borrower under the Loan Agreement, as amended hereby, are included in the "Guaranteed Obligations," as such term is defined in the Guaranty, and are guaranteed by the Guaranty; and
(c) acknowledges and agrees that the Guaranty, and the other Loan Documents to which it is a party, and its respective obligations thereunder, remain in full force and effect, without release, diminution or impairment, notwithstanding the execution and delivery of this Amendment or of any prior amendment to the Credit Agreement or any other Loan Document.

         6. REFERENCES. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

         7. LIMITATION OF AGREEMENT. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together will be deemed to be but one and the same agreement.

         9. FURTHER ASSURANCES. Borrower agrees to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

         10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

         12. NO CLAIM. Each Credit Party hereby represents, warrants, acknowledges and agrees to and with the Lender that as of the date hereof (a) such Credit Party neither holds nor claims any right of action, claim, cause of action or damages, either at law or in equity, against the Lender, its officers, directors, agents, employees or Affiliates, or any of them, which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Credit Agreement and the Loan Documents or which are based upon acts or omissions of the Lender, any such officer, director, agent, employee or Affiliate of Lender, or any of them, in connection therewith and (b) the Obligations are absolutely owed to the Lender, without offset, deduction or counterclaim.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.

                                CREDIT PARTIES:

                                BORROWER:

                                EDUTREK INTERNATIONAL, INC.

                                By:  S. Bostic
                                    -----------------------------------------
                                    R. Steven Bostic
                                    Chairman of the Board and
                                    Chief Executive Officer


                                Attest:  David J. Horn
                                        -------------------------------------
                                        Name: David J. Horn
                                        Title: CFO

                                [CORPORATE SEAL]


                                  GUARANTORS:

[CORPORATE SEAL]                  EDUTREK SYSTEMS, INC.


                                 By: S. Bostic
                                    -----------------------------------------
                                    R. Steven Bostic
                                    Chief Executive Officer

[CORPORATE SEAL]                  AMERICAN INTERCONTINENTAL
                                  UNIVERSITY, INC.


                                 By: S. Bostic
                                    -----------------------------------------
                                    R. Steven Bostic
                                    Chief Executive Officer

[CORPORATE SEAL]                  AMERICAN COLLEGE IN LONDON, LTD, U.S.


                                 By: S. Bostic
                                    ----------------------------------------
                                    R. Steven Bostic
                                    Chief Executive Officer

[CORPORATE SEAL]                 AMERICAN EUROPEAN MIDDLE EAST
                                 CORPORATION, LLC


                                 By:  American College in London, Ltd., U.S.


                                      By:  S. Bostic
                                          ----------------------------------
                                          R. Steven Bostic
                                          Chief Executive Officer


                                  LENDER:

                                  FIRST UNION NATIONAL BANK


                                 By:
                                    ----------------------------------------
                                    Frank Darrow
                                    Vice President

                             DEPARTMENT OF REVENUE
                               POWER OF ATTORNEY


STATE OF GEORGIA
COUNTY OF FULTON

Know all men by these presents that

American Intercontinental University, Inc.               58-1286467
------------------------------------------    ----------------------------------
               Name                           Registration or Identification No.

6600 Peachtree Dunwoody Road, 500 Embassy Row, Atlanta, GA 30325
--------------------------------------------------------------------------------
         Address                     Zip Code                Phone Number

hereby appoint(s) First Union National Bank
                  --------------------------------------------------------------
                                        Name

P.O. Box 740074, Atlanta, GA 30374                           (404) 827-7370
--------------------------------------------------------------------------------
         Address                     Zip Code                 Phone Number

as attorney(s)-in-fact to represent the taxpayer(s) before the State Revenue Department of Georgia for the following tax matters [Specify the type(s) of tax and year(s) or period(s) (date of death if estate tax)]:

1997-1999 Income Tax & Net Worth Tax
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The attorney(s)-in-fact (or either of them) are authorized, subject to revocation, to receive confidential information and to perform on behalf of the taxpayer(s) the following acts for the above tax matters [Strike through any of the following which are not granted]:

         To receive, but not to endorse and collect, checks in payment of any refund of tax, penalty or interest.

         To execute waivers (and related documents) of restrictions on assessment or collection of tax deficiencies and waivers of any other rights of taxpayer(s).

         To execute consents extending the statutory period for assessment, collection or refund of taxes.

         To receive all notices pertaining to these tax matters.

         To delegate authority or to substitute another representative.

         To do all the lawful acts and things whatsoever concerning these tax matters in every respect as taxpayer(s) could do were taxpayer(s) personally present at the doing thereof.

         Other acts [Specify]:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This power of attorney revokes all earlier powers of attorney and tax information authorizations on file with the State Revenue Department of Georgia for the same matters and years or periods covered herein, except the following [Specify to whom granted, date, and address including zip code or refer to attached copies of earlier powers and authorizations]:

                                      None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

In witness whereof I have hereunto set my hand and seal this 23rd day of December __, 1999. If signed by a corporate officer, partner, or fiduciary on behalf of taxpayer(s), I certify that I have the authority to execute this power of attorney on behalf of taxpayer(s).

/ / S Bostic                          Chm
-----------------------------------------------------------------------------
SIGNATURE OF OR FOR TAXPAYER(S)        TITLE IF APPLICABLE         DATE


-----------------------------------------------------------------------------
SIGNATURE OF OR FOR TAXPAYER(S)        TITLE IF APPLICABLE         DATE

_______________________________________________________________________________

IF THE POWER OF ATTORNEY IS GRANTED TO AN ATTORNEY, CERTIFIED PUBLIC ACCOUNTANT, ENROLLED AGENT OR REGISTERED PUBLIC ACCOUNTANT, THE FOLLOWING DECLARATION MUST BE COMPLETED:

         [ ] I am a member in good standing of the Bar of the jurisdiction indicated below; or
         [ ] I am duly qualified to practice as a certified public accountant in the jurisdiction indicated below.
         [ ] I am enrolled as an agent under the requirements of Treasury Department circular no. 230.
         [ ]  I am a registered public accountant.

------------------------------------------------------------------------------------------------------------------------------------
                DESIGNATION                                   JURISDICTION              SIGNATURE                   DATE
     (Attorney, C.P.A. Registered Public Accountant,          (State, etc)
                  or Enrolled Agent)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

IF THE POWER OF ATTORNEY IS GRANTED TO A PERSON OTHER THAN AN ATTORNEY, CPA, ENROLLED AGENT OR A REGISTERED PUBLIC ACCOUNTANT, IT MUST BE WITNESSED OR NOTARIZED BELOW.

The person(s) signing as or for the taxpayer(s) [Check and complete one]:

         [ ] is/are known to and signed in the presence of the two disinterested witnesses whose signatures appear here:


------------------------------------------------------     ------------------
SIGNATURE OF WITNESS                                       DATE

------------------------------------------------------     ------------------
SIGNATURE OF WITNESS                                       DATE

[X] appeared this day before a notary public and acknowledged this power of attorney as a voluntary act and deed.

CYNTHIA GARDERE                                                 12/23/99
------------------------------------------------------     ------------------
SIGNATURE OF NOTARY                                        DATE

      RESOLUTION BY CORPORATION CONFERRING AUTHORITY UPON AN OFFICER TO
           EXECUTE A POWER OF ATTORNEY FOR THE COLLECTION OF CHECKS
                 DRAWN ON THE TREASURER OF THE UNITED STATES

                                 -----------

         RESOLVED, That EDUTREK INTERNATIONAL, Inc., does hereby name First Union National Bank, as attorney, with power of substitution, to receive, endorse, and collect for and in behalf of the corporation any check drawn on the Treasurer of the United States and to give full discharge therefor; and further, that Steve Bostic, Chairman & CEO be, and is hereby authorized and empowered to execute, in behalf of said corporation, a power of attorney appointing the said First Union National Bank as such attorney for the purpose above expressed.

         The said corporation hereby ratifies and confirms all that may lawfully be done by virtue hereof.

         I HEREBY CERTIFY that the foregoing is a true and correct copy of a resolution passed at a Regular meeting of the Board of Edutrek, the governing body of Edutrek International, Inc., a corporation duly organized and existing under and by virtue of the laws of Georgia, held on the 17th day of December, 1999, at Atlanta, GA.

         AND I FURTHER CERTIFY that due notice of said meeting was given to each member of said Board; that a quorum was present; and that said resolution has not been amended or repealed.

         WITNESS my signature and the seal of said corporation, this 23rd day of December, 1999.

[IMPRESS CORPORATE SEAL HERE]                            /s/ S. Bostic
                                                 ------------------------------
                                                 (Official signature of officer)

                                                            Chairman
                                                 ------------------------------
                                                   (Official title of officer)

-------------------------------------------------------------------------------
         IMPORTANT -- Do not execute this instrument without first reading the instructions on the reverse side hereof. Exact compliance with these instructions will avoid complications.

                INSTRUCTIONS REGARDING SF 235 -- READ CAREFULLY


                               -----------------


         1. This form should be used only when authority is given to an officer of the corporation to execute a power of attorney authorizing a third person to endorse and collect checks drawn on the Treasurer of the United States in the name of the corporation.

         2. This resolution should accompany a power of attorney on SF 234, executed by the officer authorized herein to execute such a power.

         3. Certification should be made by the secretary or assistant secretary, or such other officer as may be custodian of the corporate seal and records. If the resolution confers power upon the same officer who certifies thereto, another officer not therein authorized should join in the certification.

         4. The corporate seal should always be impressed. If the corporation has no seal, a statement to that effect should be inserted in the certificate, and the certificate should be sworn to before a notary public or other officer authorized by law to administer oaths generally, and unless authenticated by the official impression seal of such officer should be accompanied by a certificate from the proper official showing that the officer was in commission on the date of the acknowledgment. The date when the officer's commission expires should appear in any event. If a certificate is furnished, such certificate should show the dates of the beginning and expiration of the officer's commission, and such period of commission should include the date of acknowledgment of the affidavit. Affidavits sworn to before a judge or clerk of court and bearing the seal of the court need not be accompanied by any further certification.

                          EDUTREK INTERNATIONAL, INC.
                          CERTIFICATE AS TO NO DEFAULT
                              AND RELATED MATTERS

         The undersigned, being the Chairman of the Board and Chief Executive Officer of EduTrek International, Inc., a Georgia corporation ("EduTrek"), hereby gives this certificate pursuant to the terms of that certain Credit Agreement, dated as of March 25, 1999, as amended through and including the date hereof (the "Credit Agreement") among EduTrek and First Union National Bank (the "Lender"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         The undersigned, in his capacity as Chairman of the Board and Chief Executive Officer of EduTrek, hereby certifies to the Lender that, after giving effect to that certain Fifth Amendment to Credit Agreement and Waiver dated as of the date hereof:

         1.2 He is the Chairman of the Board and Chief Executive Officer of EduTrek, and is authorized and empowered to issue this certificate in such capacities, for and on behalf of EduTrek;

         2. The representations and warranties set forth in Section 6.1 of the Credit Agreement, the terms of which are incorporated herein by reference, are true and correct in all material respects on and as of the date hereof, except, in the case of the representation set forth in Section 6.1(q) of the Credit Agreement, as reflected in the written financial reports delivered by Borrower to Lender;

         3. EduTrek is, on the date hereof, in compliance with all the terms and provisions set forth in the Credit Agreement on its part to be observed and performed, which terms and provisions are incorporated herein by reference, after giving effect to the waivers set forth in Section 3 of that certain Fifth Amendment to Credit Agreement and Waiver dated as of even date herewith among EduTrek, the Guarantors named therein, and the Lender; and

         4. On the date hereof, and after giving effect to the transactions contemplated under the Credit Agreement, no Default or Event of Default has occurred or is continuing.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal as of the 23rd day of December, 1999.

                                       EDUTREK INTERNATIONAL, INC.



                                       By: /s/ R. Steven Bostic
                                          -------------------------
                                          R. Steven Bostic
                                          Chairman of the Board and Chief
                                          Executive Officer

                                          [CORPORATE SEAL]

STANDARD FORM 234
April 1961
Super Union Form TUS 4571
Treasury Dept. Clre. No. 21
284-101



        POWER OF ATTORNEY BY A CORPORATION FOR THE COLLECTION OF CHECKS
                  DRAWN ON THE TREASURER OF THE UNITED STATES

                                ----------------

KNOW ALL MEN BY THESE PRESENTS:

     That EDUTREK International, Inc., a corporation duly organized and existing
         ------------------------------
under and by virtue of the laws of Georgia, with its principal office at 6600
                                   --------                             -----
Peachtree Dunwoody Rd., 500 Embassy Row, Atlanta, GA, 30328 does hereby appoint
------------------------------------------------------------
First Union National Bank, whose post-office address is P.O. Box 740074,
---------------------------                            -----------------
Atlanta, GA 30374, as attorney to receive, endorse, and collect checks in its
-------------------
name, drawn on the Treasurer of the United States, and to give full discharge for same.

     The said corporation hereby ratifies and confirms all that may lawfully be done by virtue hereof.

     IN WITNESS WHEREOF said corporation has caused this instrument to be executed in its behalf, pursuant to authority of its Board of Directors, by its Chairman of the Board and CEO, and its corporate seal to be hereunto attached,
------------------------------
 (Official title of officer)
attested by its secretary or assistant secretary, this      day of December    ,
                                                      ------      --------------
1999
  --

[IMPRESS SEAL HERE]                            EDUTREK INTERNATIONAL, INC.
                                               -------------------------------,
                                                  (Name of corporation)

Attest:                                  By  S. Bostic
                                           ------------------------------------
                                             (Official signature of officer)

David J. Horn                                Chm
---------------------------------          ------------------------------------
        CFO                                    (Official title of officer)

                                 -------------

     Personally appeared before me the above-named Steve Bostic known or proved
                                                   ------------
to me to be the same person who executed the foregoing instrument and to be the

Chairman          of Edutrek International, Inc. and acknowledged to me that he
------------------   ---------------------------
(title of officer)
executed the same as his free act and deed and the free act and deed of said corporation.

WITNESS my signature, official designation, and seal.

                                                Cynthia Gardere
                                              ---------------------------------
[IMPRESS SEAL HERE]                           (Signature of attesting officer)
                                                Notary Public
                                              ---------------------------------
                                                    (Official designation)

Dated at Atlanta, GA          , this 23rd day of  December,     1999
        ----------------------       ----         -------------   ----

                               My commission expires     9/11      , 2003
                                                     ---------------   ----

_______________________________________________________________________________
     IMPORTANT.--Do not execute this instrument without first reading the instructions on the reverse side hereof. Exact compliance with these instructions will avoid complications.

                INSTRUCTIONS REGARDING SF 234 -- READ CAREFULLY


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         1.  A general power of attorney on this form may be executed by a corporation to confer authority to endorse and collect checks drawn on the Treasurer of the United States, in payment of principal or interest on public debt obligations or obligations guaranteed by the United States, tax refunds, and payments for goods and services.

         2. If it is desired that checks be mailed to the attorney instead of to the payee, formal notice of change in post-office address, identifying the checks affected, should be forwarded to the drawer.

         3. This power must be acknowledged by the grantor before a notary public or other officer authorized by law to administer oaths generally.

         4. If in a foreign country, the acknowledgment should be made before a United States diplomatic or consular representative. If such an officer is not available, it may be acknowledged before a notary public or other officer authorized to administer oaths, but his official character and jurisdiction must be certified by a United States diplomatic or consular officer, under the seal of his office.

         5. Seals of attesting officers must always be impressed; provided, however, that where acknowledgments before a notary public, or other officer authorized by law to administer oaths, are not thus authenticated by the official impression seal of such officer, the power should be accompanied by a certificate from the proper official showing that the officer was in commission on the date of the acknowledgment. The date when the officer's commission expires should appear in any event. If a certificate is furnished, such certificate should show the dates of the beginning and expiration of the officer's commission, and such period of commission should include the date of acknowledgment of the power.

         6. This power of attorney may be revoked by notice from the grantor to the parties concerned. Notice of revocation to the Treasury will not ordinarily serve to revoke the power.

         7. The authority of the officer of the corporation to act in its behalf should be shown by appropriate resolution of the governing body of the corporation, preferably using the form attached hereto.

         8. POWERS OF ATTORNEY NEED NOT BE FILED WITH THE TREASURER OF THE UNITED STATES.